EARNINGS ANNOUNCEMENT
                             WATERBURY, CONNECTICUT
                                AUGUST 4TH, 2004
                              FOR IMMEDIATE RELEASE


             SECOND QUARTER DILUTED EARNINGS PER SHARE $0.43 UP 13%


MacDermid, Incorporated a worldwide manufacturer of proprietary specialty chemical products and materials for the electronics, metal finishing and graphic arts industries (NYSE: MRD) today reported second quarter sales of $ 165.1 million, a 6% increase over the same period in 2003. Revenues reflected strong demand in its Advanced Surface Finishing business offset partially by continued weakness in its Printing Solutions business, along with the favorable impact of foreign currency. Earnings of $13.4 million were up 10% over $12.1 and diluted earnings per share of $0.43 were up 13% over $0.38 in the same period a year ago. Owner Earnings a measure of free cash flow (defined below) were $26.5 million. Cash retained as of June 30th, 2004 is $90.9 million.

"I would characterize this quarter as solid but not spectacular," said Daniel Leever Chairman and Chief Executive Officer. "We saw excellent growth in Advanced Surface Finishing in Asia and North America, while Printing Solutions continues to struggle. Overall the European economy continues to lag the rest of the world. The combined effect is only fair top line performance. We were pleased to see our cash generation was back to the level we have come to expect. We ended up with $90.9 million in cash on hand. We are increasingly optimistic about opportunities to put that cash to work creating significant shareholder value. We are hopeful we can grow earnings from this base throughout the rest of the year."

Sales in Advanced Surface Finishing of $96.4 million were up 12.6% (7.7% after currency) over the same period in 2003, primarily driven by strong demand in Asia, improved penetration in North America, and favorable currency. Operating profit of $15.7 million was 26% higher than the prior year reflecting expected earnings leverage on higher revenue.

Printing Solutions sales of $68.7 million were down 1.5% (3.3% after currency) reflecting poor market conditions especially in Europe. Operating profit of $10.9 million was down 16% from the prior period due to unabsorbed overheads and lower volume.


Comments  on  Second  Quarter  Income  Statement
Gross profit margin in the quarter was 47.3% similar to the prior year reflecting stable selling and raw material prices, better factory utilization in Advanced Surface Finishing and modest under absorption in Printing Solutions.

Total operating expenses were 6.3% higher than the prior year about half of which was currency and the other largest item was expenses related to the ongoing build of staff in Asia.
Interest  expense  was  flat  to  the  prior  period.

Income  tax  was  the  same  32%  as  the  prior  period.

Year-To-Date  2004  Performance

Sales for the six months ended June 30, 2004 were $327.1 million, up 6% from the prior year. Earnings for the six months were $26.3 million up 11%. Earnings per share were $0.85 up 15% over the prior year.




Note:
Owner Earnings is calculated as Net Cash flows provided by operating activities (GAAP definition) less net capital expenditures. EBITDA comprises Earnings before Interest, Taxation, Depreciation and Amortization. This press release and additional financial information together with our reconciliation of GAAP to Non-GAAP numbers are available on our website.
Website:  http://www/macdermid.com


                         MACDERMID,  INCORPORATED

                         NYSE  -  MRD
                         CUSIP  554273  10  2

   AUGUST  4,2004

THIS REPORT AND OTHER CORPORATION REPORTS AND STATEMENTS DESCRIBE MANY OF THE POSITIVE FACTORS AFFECTING THE CORPORATION'S FUTURE BUSINESS PROSPECTS. INVESTORS SHOULD ALSO BE AWARE OF FACTORS THAT COULD HAVE A NEGATIVE IMPACT ON THOSE PROSPECTS. THESE INCLUDE POLITICAL, ECONOMIC OR OTHER CONDITIONS SUCH AS CURRENCY EXCHANGE RATES, INFLATION RATES, RECESSIONARY OR EXPANSIVE TRENDS, TAXES AND REGULATIONS AND LAWS AFFECTING THE BUSINESS; COMPETITIVE PRODUCTS, ADVERTISING, PROMOTIONAL AND PRICING ACTIVITY; THE DEGREE OF ACCEPTANCE OF NEW PRODUCT INTRODUCTIONS IN THE MARKETPLACE; TECHNICAL DIFFICULTIES WHICH MAY ARISE WITH NEW PRODUCT INTRODUCTIONS; AND THE DIFFICULTY OF FORECASTING SALES AT CERTAIN TIMES IN CERTAIN MARKETS.







                                           MACDERMID, INCORPORATED
                                 CONDENSED CONSOLIDATED SUMMARY OF EARNINGS
                                                 (Unaudited)
                              (in thousands, except share and per share amounts)

                                                                 Three Months Ended              Six Months Ended
                                                                --------------------            ------------------
                                                              June 30th           June 30th     June 30th     June 30th
                                                                 2004                2003          2004          2003
                                                    --------------------  ------------------  ------------  ------------

Proprietary sales. . . . . . . . . . . . . . . . .  $           154,953   $         146,726   $   307,152   $   290,399
Other sales. . . . . . . . . . . . . . . . . . . .               10,100               8,594        19,913        17,725
                                                    --------------------  ------------------  ------------  ------------
Total net sales. . . . . . . . . . . . . . . . . .  $           165,053   $         155,320   $   327,065   $   308,124
                                                    --------------------  ------------------  ------------  ------------
Gross margin . . . . . . . . . . . . . . . . . . .               78,074              73,794       155,600       146,336
  GM % . . . . . . . . . . . . . . . . . . . . . .                 47.3%               47.5%         47.6%         47.5%

Selling, technical and administrative. . . . . . .               46,227              43,499        91,587        86,785
Research and development . . . . . . . . . . . . .                5,196               4,860        10,553         9,726
                                                    --------------------  ------------------  ------------  ------------
Operating profit . . . . . . . . . . . . . . . . .               26,651              25,435        53,460        49,825

Other income (expense), net. . . . . . . . . . . .                  697                 132           439           339
Interest expense, net. . . . . . . . . . . . . . .               (7,664)             (7,725)      (15,255)      (15,163)
                                                    --------------------  ------------------  ------------  ------------

Earnings before income taxes and discontinued
  operations . . . . . . . . . . . . . . . . . . .               19,684              17,842        38,644        35,001
Income tax (expense) . . . . . . . . . . . . . . .               (6,299)             (5,708)      (12,366)      (11,199)
                                                    --------------------  ------------------  ------------  ------------
Earnings from continuing operations. . . . . . . .               13,385              12,134        26,278        23,802
Discontinued operations. . . . . . . . . . . . . .                    -                  (4)            -          (106)
                                                    --------------------  ------------------  ------------  ------------
Net earnings . . . . . . . . . . . . . . . . . . .  $            13,385   $          12,130   $    26,278   $    23,696
                                                    ====================  ==================  ============  ============

Continuing operations per share. . . . . . . . . .  $              0.43   $            0.38   $      0.85   $      0.74
Discontinued operations per share. . . . . . . . .  $              0.00              ($0.00)  $      0.00        ($0.00)
                                                    --------------------  ------------------  ------------  ------------
Diluted earnings per share . . . . . . . . . . . .  $              0.43   $            0.38   $      0.85   $      0.74
                                                    ====================  ==================  ============  ============

Diluted average common shares outstanding. . . . .           31,014,374          31,720,959    31,028,527    32,091,145
                                                    ====================  ==================  ============  ============







                                                     MACDERMID, INCORPORATED
                                                   SALES AND MARGINS BY REGION
                                                         ($ in thousands)

                                              Three Months Ended             Six Months Ended
                                             --------------------           ------------------
                                         June 30th           June 30th    June 30th    June 30th
                                            2004                2003         2004         2003
                               --------------------  ------------------  -----------  -----------

AMERICAS
Total net sales . . . . . . .  $            68,941   $          67,147   $  134,617   $  135,664
Operating profit. . . . . . .  $            12,160   $          11,609   $   23,690   $   21,805
OP %. . . . . . . . . . . . .                 17.6%               17.3%        17.6%        16.1%

EUROPE
Total net sales . . . . . . .  $            58,779   $          56,399   $  120,568   $  111,236
Operating profit. . . . . . .  $             6,991   $           7,520   $   15,029   $   15,682
OP %. . . . . . . . . . . . .                 11.9%               13.3%        12.5%        14.1%

ASIA
Total net sales . . . . . . .  $            37,333   $          31,774   $   71,880   $   61,223
Operating profit. . . . . . .  $             7,500   $           6,306   $   14,741   $   12,338
OP %. . . . . . . . . . . . .                 20.1%               19.8%        20.5%        20.2%

CONSOLIDATED TOTAL
Total net sales . . . . . . .  $           165,053   $         155,320   $  327,065   $  308,123
Operating profit. . . . . . .  $            26,651   $          25,435   $   53,460   $   49,825
OP %. . . . . . . . . . . . .                 16.1%               16.4%        16.3%        16.2%



                                                  MACDERMID, INCORPORATED
                                                SALES AND MARGINS BY GROUP
                                                    ($ in thousands)

                                               Three Months Ended           Six Months Ended
                                         -----------------------------     --------------------
                                         June 30th           June 30th    June 30th    June 30th
                                            2004                2003         2004         2003
                               --------------------  ------------------  -----------  -----------

ADVANCED SURFACE FINISHING
Total net sales . . . . . . .  $            96,376   $          85,627   $  189,864   $  170,598
Operating profit. . . . . . .  $            15,729   $          12,508   $   30,466   $   24,762
OP %. . . . . . . . . . . . .                 16.3%               14.6%        16.0%        14.5%

PRINTING SOLUTIONS
Total net sales . . . . . . .  $            68,677   $          69,693   $  137,201   $  137,525
Operating profit. . . . . . .  $            10,922   $          12,927   $   22,994   $   25,063
OP %. . . . . . . . . . . . .                 15.9%               18.5%        16.8%        18.2%

CONSOLIDATED TOTAL
Total net sales . . . . . . .  $           165,053   $         155,320   $  327,065   $  308,123
Operating profit. . . . . . .  $            26,651   $          25,435   $   53,460   $   49,825
OP %. . . . . . . . . . . . .                 16.1%               16.4%        16.3%        16.2%







MACDERMID, INCORPORATED
CONDENSED CONSOLIDATED BALANCE SHEETS
in thousands

                                             June 30th    Dec. 31st
                                               2004         2003
                                            -----------  -----------
                                            (Unaudited)

Cash and cash equivalents. . . . . . . . .  $   90,919   $   61,294
Accounts receivable, net . . . . . . . . .     140,285      137,149
Inventories, net . . . . . . . . . . . . .      77,039       75,775
Other current assets . . . . . . . . . . .      31,824       31,097
                                            -----------  -----------
                                               340,067      305,315

Property, plant & equipment, net . . . . .     106,907      113,642
Goodwill . . . . . . . . . . . . . . . . .     194,200      194,200
Intangibles. . . . . . . . . . . . . . . .      29,211       30,061
Other assets, net. . . . . . . . . . . . .      50,880       54,017
                                            -----------  -----------
Total assets . . . . . . . . . . . . . . .  $  721,265   $  697,235
                                            ===========  ===========


Payables and accruals. . . . . . . . . . .  $  123,736   $  124,125
Short-term debt. . . . . . . . . . . . . .         861        1,498
Long-term debt . . . . . . . . . . . . . .     301,127      301,203
Other long-term liabilities. . . . . . . .      31,723       31,397
Shareholders' equity . . . . . . . . . . .     263,818      239,012
                                            -----------  -----------
Total liabilities & shareholders' equity .  $  721,265   $  697,235
                                            ===========  ===========

Debt to total capital. . . . . . . . . . .          53%          56%







                                                   MACDERMID, INCORPORATED
                                        CONDENSED CONSOLIDATED SUMMARY OF CASH FLOWS
                                                          (Unaudited)
                                                        (in thousands)


                                                              Three Months Ended             Six Months Ended
                                                             --------------------           ------------------
                                                          June 30th           June 30th    June 30th    June 30th
                                                             2004                2003         2004         2003
                                                --------------------  ------------------  -----------  -----------


Net earnings . . . . . . . . . . . . . . . . .  $            13,385   $          12,130   $   26,278   $   23,696
Earnings (loss) from discontinued operations .                    -                   4            -          106
                                                --------------------  ------------------  -----------  -----------
Earnings from continuing operations. . . . . .               13,385              12,134       26,278       23,802

Depreciation . . . . . . . . . . . . . . . . .                3,989               4,002        8,114        7,943
Amortization . . . . . . . . . . . . . . . . .                  717                 851        1,451        1,620
Provision for bad debt . . . . . . . . . . . .                  908                 818        1,507        2,538
Stock compensation expense . . . . . . . . . .                1,472               1,154        3,032        2,185
Deferred taxes . . . . . . . . . . . . . . . .                  277                   -          128            -
Working capital changes. . . . . . . . . . . .                7,405               6,370       (6,380)       4,409
Discontinued operations. . . . . . . . . . . .                    -                 284            -        2,513
                                                --------------------  ------------------  -----------  -----------
Cash from operations . . . . . . . . . . . . .               28,153              25,613       34,130       45,010

Capital spending, net. . . . . . . . . . . . .               (1,662)             (1,722)      (2,444)      (2,701)

                                                --------------------  ------------------  -----------  -----------
Owner earnings** . . . . . . . . . . . . . . .               26,491              23,891       31,686       42,309

Dividends paid . . . . . . . . . . . . . . . .               (1,212)               (647)      (1,212)      (1,293)
Increase/(decrease) in debt. . . . . . . . . .                 (418)             (2,022)        (740)      (5,592)
Treasury shares. . . . . . . . . . . . . . . .                    -             (30,510)          31      (30,460)
Other. . . . . . . . . . . . . . . . . . . . .                 (501)                957         (140)       1,320
                                                --------------------  ------------------  -----------  -----------

Increase/(decrease) in cash. . . . . . . . . .  $            24,360   $          (8,331)  $   29,625   $    6,284
                                                ====================  ==================  ===========  ===========



**Note:  Pro forma owner earnings
      adjusted for semi-annual bond interest
       payments would have been as follows:. .  $            19,591   $          16,991   $   31,686   $   42,309
                                                ====================  ==================  ===========  ===========








MACDERMID, INC.
REGULATION G:   GAAP TO NON-GAAP RECONCILIATION

Gross Profit Before Special Charges (a) (b)
------------------------------------------------
(In thousands)
                                                                                 Three Months Ended
                                                                                --------------------
                                                         Sep-02          Dec-02     Mar-03     Jun-03     Sep-03     Dec-03
                                                  --------------------  ---------  ---------  ---------  ---------  ---------

Net Sales as reported. . . . . . . . . . . . . .  $           151,430   $156,905   $152,803   $155,320   $149,658   $162,105
                                                  --------------------  ---------  ---------  ---------  ---------  ---------

Gross Profit as reported . . . . . . . . . . . .  $            69,067   $ 65,620   $ 72,542   $ 73,793   $ 69,917   $ 74,363
Add: Special Charges . . . . . . . . . . . . . .                    -      3,211          -          -          -          -
                                                  --------------------  ---------  ---------  ---------  ---------  ---------
Gross Profit Before Special Charges. . . . . . .  $            69,067   $ 68,831   $ 72,542   $ 73,793   $ 69,917   $ 74,363
                                                  --------------------  ---------  ---------  ---------  ---------  ---------

GP % Before Special Charges. . . . . . . . . . .                 45.6%      43.9%      47.5%      47.5%      46.7%      45.9%



MACDERMID, INC.
REGULATION G:   GAAP TO NON-GAAP RECONCILIATION

Gross Profit Before Special Charges (a) (b)
------------------------------------------------
(In thousands)
                                                 Three Months Ended           Year Ended
                                                 ------------------       ------------------
                                                    Mar-04     Jun-04    Dec 31-02    Dec 31-03
                                                  ---------  ---------  -----------  -----------

Net Sales as reported. . . . . . . . . . . . . .  $162,012   $165,053   $  611,490   $  619,886
                                                  ---------  ---------  -----------  -----------

Gross Profit as reported . . . . . . . . . . . .  $ 77,526   $ 78,074   $  274,478   $  290,615
Add: Special Charges . . . . . . . . . . . . . .         -          -        3,211            -
                                                  ---------  ---------  -----------  -----------
Gross Profit Before Special Charges. . . . . . .  $ 77,526   $ 78,074   $  277,689   $  290,615
                                                  ---------  ---------  -----------  -----------

GP % Before Special Charges. . . . . . . . . . .      47.9%      47.3%        45.4%        46.9%


(a)  as a result of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude the  results  now  reflected  as  Discontinued  Operations.

(b)  "Gross  Profit Before Special Charges" and "Operating Profit Special Charges" are not intended to represent Net Earnings as  defined  by  Generally
Accepted  Accounting  Principles.  These measurements should not be used as an alternative to Net Earnings as an indicator of operating  performance  and  may  not  be
comparable  to  similarly  titled  measures  used  by  other  entities. Management believes that these measurements portray a meaningful  measure  of  past  operating
performance  and  believes  these  measurements  play  an  important factor toward the growth of shareholder value over time.







Operating Profit Before Amortization and Special Charges (a) (b)
----------------------------------------------------------------
(In thousands)

                                                                                         Three Months Ended
                                                                                        --------------------
                                                                          Sep-02         Dec-02     Mar-03     Jun-03     Sep-03
                                                                  --------------------  ---------  ---------  ---------  ---------

Net Sales per above. . . . . . . . . . . . . . . . . . . . . . .  $           151,430   $156,905   $152,803   $155,320   $149,658
                                                                  --------------------  ---------  ---------  ---------  ---------

Earnings Before Interest and Taxes . . . . . . . . . . . . . . .  $            20,944   $ 19,489   $ 24,597   $ 25,566   $ 25,611

Add: Other (Income) Expense. . . . . . . . . . . . . . . . . . .                1,187        930       (207)      (132)    (2,833)
Add: Special Charges . . . . . . . . . . . . . . . . . . . . . .                    -      6,177          -          -          -
                                                                  --------------------  ---------  ---------  ---------  ---------
Operating Profit Before Special Charges. . . . . . . . . . . . .  $            22,131   $ 26,596   $ 24,390   $ 25,434   $ 22,778
                                                                  ====================  =========  =========  =========  =========



% OP Before Special Charges to Net Sales . . . . . . . . . . . .                 14.6%      17.0%      16.0%      16.4%      15.2%



Operating Profit Before Amortization and Special Charges (a) (b)
----------------------------------------------------------------
(In thousands)



                                                                        Three Months Ended                Year Ended
                                                                       --------------------              ------------
                                                                   Dec-03     Mar-04     Jun-04     Dec 31-02    Dec 31-03
                                                                  ---------  ---------  ---------  -----------  -----------

Net Sales per above. . . . . . . . . . . . . . . . . . . . . . .  $162,105   $162,012   $165,053   $  611,490   $  619,886
                                                                  ---------  ---------  ---------  -----------  -----------

Earnings Before Interest and Taxes . . . . . . . . . . . . . . .  $ 27,690   $ 26,551   $ 27,348   $   81,482   $  103,464

Add: Other (Income) Expense. . . . . . . . . . . . . . . . . . .    (1,142)       258       (697)       2,651       (4,314)
Add: Special Charges . . . . . . . . . . . . . . . . . . . . . .         -          -          -        6,177            -
                                                                  ---------  ---------  ---------  -----------  -----------
Operating Profit Before Special Charges. . . . . . . . . . . . .  $ 26,548   $ 26,809   $ 26,651   $   90,310   $   99,150
                                                                  =========  =========  =========  ===========  ===========



% OP Before Special Charges to Net Sales . . . . . . . . . . . .      16.4%      16.5%      16.1%        14.8%        16.0%


(a)  as  a result of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude the results  now  reflected  as  Discontinued  Operations.

(b)  "Gross  Profit  Before  Special Charges" and "Operating Profit Special Charges" are not intended to represent Net Earnings as defined  by  Generally
Accepted  Accounting  Principles.  These  measurements  should  not  be  used as an alternative to Net Earnings as an indicator of operating  performance  and  may  not  be
comparable  to  similarly titled measures used by other entities. Management believes that these measurements portray a meaningful measure  of  past  operating
performance  and  believes  these  measurements  play  an  important  factor  toward  the  growth  of shareholder value over time.







MACDERMID, INC.
REGULATION G:   GAAP TO NON-GAAP RECONCILIATION

EPS from Continuing Operations Before Special Charges & Stock Compensation (a) (b)
----------------------------------------------------------------------------------
(In thousands, except share and per share amounts)
                                                                           Three Months Ended
                                                                           -------------------
                                                          June-02           Sep-02       Dec-02        Mar-03        Jun-03
                                                    -------------------  -----------  ------------  ------------  ------------

Net Income (Loss) as reported. . . . . . . . . . .  $             9,673  $     8,664     ($16,321)  $    11,566   $    12,130
Deduct:  Income (Loss) from Discontinued Ops,
               net of income taxes . . . . . . . .                  388           90      (22,853)         (102)           (4)
                                                    -------------------  -----------  ------------  ------------  ------------
Income (Loss) from Continuing Operations . . . . .                9,285        8,574        6,532        11,668        12,134

Change in accounting method. . . . . . . . . . . .                    -            -            -             -             -
SFAS 150 gain on stock call option . . . . . . . .                    -            -            -             -             -
Impairment - SFAS 142. . . . . . . . . . . . . . .                    -            -          983             -             -
Asset Writedown - SFAS 144 . . . . . . . . . . . .                    -            -            -             -             -
Restructuring & Other Charges. . . . . . . . . . .                    -            -        1,983             -             -
Other Charges to Cost of Sales . . . . . . . . . .                    -            -        3,211             -             -
                                                    -------------------  -----------  ------------  ------------  ------------
    Total Special Charges (Income) . . . . . . . .                    -            -        6,177             -             -

    After Tax Effect of Special Charges (Income) .                    -            -        4,200             -             -
                                                    -------------------  -----------  ------------  ------------  ------------

Net Income from Continuing Operations Before
   Tax Effected Special Charges. . . . . . . . . .  $             9,285  $     8,574  $    10,732   $    11,668   $    12,134
                                                    ===================  ===========  ============  ============  ============

    Stock Compensation Expense . . . . . . . . . .                  815          599        1,002         1,031         1,154
    After Tax Effect Stock Compensation Expense. .                  530          389          651           701           785
                                                    -------------------  -----------  ------------  ------------  ------------

Net Income from Continuing Operations Before Tax
Effected Special Charges & Stock Compensation. . .  $             9,815  $     8,963  $    11,383   $    12,369   $    12,919
                                                    ===================  ===========  ============  ============  ============

Earnings Per Share from Continuing Operations
  Before Tax Effected Special Charges. . . . . . .  $              0.29  $      0.26  $      0.33   $      0.36   $      0.38
                                                    ===================  ===========  ============  ============  ============

Earnings Per Share from Continuing Operations
   Before Tax Effected Special Charges and Stock
   Compensation. . . . . . . . . . . . . . . . . .  $              0.30  $      0.28  $      0.35   $      0.38   $      0.41
                                                    ===================  ===========  ============  ============  ============

Diluted Average Common Shares Outstanding. . . . .           32,514,702   32,480,682   32,234,427    32,467,172    31,720,959
--------------------------------------------------  -------------------  -----------  ------------  ------------  ------------


MACDERMID, INC.
REGULATION G:   GAAP TO NON-GAAP RECONCILIATION


EPS from Continuing Operations Before Special Charges & Stock Compensation (a) (b)
----------------------------------------------------------------------------------
(In thousands, except share and per share amounts)

                                                                     Three Months Ended                          Year Ended
                                                                    --------------------                        ------------
                                                       Sep-03        Dec-03       Mar-04       Jun-04       Dec-02        Dec-03
                                                    ------------  -----------  -----------  -----------  ------------  ------------

Net Income (Loss) as reported. . . . . . . . . . .  $    13,441   $    19,290  $    12,893  $    13,385  $     9,349   $    56,427
Deduct:  Income (Loss) from Discontinued Ops,
               net of income taxes . . . . . . . .           66         5,632            -            -      (22,128)        5,592
                                                    ------------  -----------  -----------  -----------  ------------  ------------
Income (Loss) from Continuing Operations . . . . .       13,375        13,658       12,893       13,385       31,477        50,835

Change in accounting method. . . . . . . . . . . .       (1,014)            -            -            -            -        (1,014)
SFAS 150 gain on stock call option . . . . . . . .       (2,214)            -            -            -            -        (2,214)
Impairment - SFAS 142. . . . . . . . . . . . . . .            -             -            -            -          983             -
Asset Writedown - SFAS 144 . . . . . . . . . . . .            -             -            -            -            -             -
Restructuring & Other Charges. . . . . . . . . . .            -             -            -            -        1,983             -
Other Charges to Cost of Sales . . . . . . . . . .            -             -            -            -        3,211             -
                                                    ------------  -----------  -----------  -----------  ------------  ------------
    Total Special Charges (Income) . . . . . . . .       (3,228)            -            -            -        6,177        (3,228)

    After Tax Effect of Special Charges (Income) .       (2,520)            -            -            -        4,200        (2,520)
                                                    ------------  -----------  -----------  -----------  ------------  ------------

Net Income from Continuing Operations Before
   Tax Effected Special Charges. . . . . . . . . .  $    10,855   $    13,658  $    12,893  $    13,385  $    35,677   $    48,315
                                                    ============  ===========  ===========  ===========  ============  ============

    Stock Compensation Expense . . . . . . . . . .          915         1,119        1,560        1,472        3,145         4,219
    After Tax Effect Stock Compensation Expense. .          622           761        1,061        1,001        2,044         2,869
                                                    ------------  -----------  -----------  -----------  ------------  ------------

Net Income from Continuing Operations Before Tax
Effected Special Charges & Stock Compensation. . .  $    11,477   $    14,419  $    13,954  $    14,386  $    37,721   $    51,184
                                                    ============  ===========  ===========  ===========  ============  ============

Earnings Per Share from Continuing Operations
  Before Tax Effected Special Charges. . . . . . .  $      0.36   $      0.45  $      0.42  $      0.43  $      1.10   $      1.55
                                                    ============  ===========  ===========  ===========  ============  ============

Earnings Per Share from Continuing Operations
   Before Tax Effected Special Charges and Stock
   Compensation. . . . . . . . . . . . . . . . . .  $      0.38   $      0.47  $      0.45  $      0.46  $      1.16   $      1.63
                                                    ============  ===========  ===========  ===========  ============  ============

Diluted Average Common Shares Outstanding. . . . .   31,059,431    30,501,615   31,041,763   31,014,374   32,475,155    31,430,398
--------------------------------------------------  ------------  -----------  -----------  -----------  ------------  ------------

(a)  as  a result of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude the  results  now  reflected  as  Discontinued  Operations.

(b)  "EPS from Continuing Operations Before Special Charges and Stock Compensation", "EBITDA from Continuing Operations Before
Special  Charges"  and  "Owners  Earnings"  are  not
intended  to  represent  Net  Earnings  (loss)  or  Net  Cash  Flow From Operating Activities as defined by Generally Accepted
Accounting  Principles.  These  measurements  should  not  be used as an alternative to Net Earnings or Net Cash Flow From Operating Activities as an indicator of operating performance and may  not  be  comparable  to  similarly  titled  measures
used by other entities. Management believes that these measurements portray a meaningful measure of past operating performance and  believes  these  measurements  play  an
important  factor  toward  the  growth  of  shareholder  value  over  time.







EBITDA from Continuing Operations Before Special Charges (a) (b)
----------------------------------------------------------------
(In thousands)
                                                                           Three Months Ended
                                                                           -------------------
                                                 June-02        Sep-02   Dec-02   Mar-03   Jun-03    Sep-03    Dec-03   Mar-04
                                           -------------------  -------  -------  -------  -------  --------  -------  -------

Earnings Before Interest and Taxes. . . .  $            21,435  $20,944  $19,489  $24,597  $25,566  $25,611   $27,690  $26,551

SFAS 150 gain on stock call option. . . .                    -        -        -        -        -   (2,214)        -        -
Impairment. . . . . . . . . . . . . . . .                    -        -      983        -        -        -         -        -
Asset Writedown . . . . . . . . . . . . .                    -        -        -        -        -        -         -        -
Restructuring & Other Charges . . . . . .                    -        -    1,983        -        -        -         -        -
Other Charges to Cost of Sales. . . . . .                    -        -    3,211        -        -        -         -        -
                                           -------------------  -------  -------  -------  -------  --------  -------  -------
        Total Special Charges . . . . . .                    -        -    6,177        -        -   (2,214)        -        -


Amortization. . . . . . . . . . . . . . .                1,570    1,557    1,528      769      851      792       889      734
Depreciation. . . . . . . . . . . . . . .                4,143    4,130    3,806    3,941    4,002    3,874     3,976    4,125
                                           -------------------  -------  -------  -------  -------  --------  -------  -------
EBITDA from Continuing Operations Before
   Special Charges. . . . . . . . . . . .  $            27,148  $26,631  $31,000  $29,307  $30,419  $28,063   $32,555  $31,410
                                           ===================  =======  =======  =======  =======  ========  =======  =======



EBITDA from Continuing Operations Before Special Charges (a) (b)
----------------------------------------------------------------
(In thousands)
                                            Three
                                            Months        Year
                                            Ended         Ended
                                            ------    -------------
                                            Jun-04   Dec-02     Dec-03
                                           -------  --------  ---------

Earnings Before Interest and Taxes. . . .  $27,348  $ 81,482  $103,464

SFAS 150 gain on stock call option. . . .        -         -    (2,214)
Impairment. . . . . . . . . . . . . . . .        -       983         -
Asset Writedown . . . . . . . . . . . . .        -         -         -
Restructuring & Other Charges . . . . . .        -     1,983         -
Other Charges to Cost of Sales. . . . . .        -     3,211         -
                                           -------  --------  ---------
        Total Special Charges . . . . . .        -     6,177    (2,214)


Amortization. . . . . . . . . . . . . . .      717     6,222     3,301
Depreciation. . . . . . . . . . . . . . .    3,989    16,363    15,793
                                           -------  --------  ---------
EBITDA from Continuing Operations Before
   Special Charges. . . . . . . . . . . .  $32,054  $110,244  $120,344
                                           =======  ========  =========


(a)  as  a result of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude the  results  now  reflected  as  Discontinued  Operations.

(b)  "EPS from Continuing Operations Before Special Charges and Stock Compensation", "EBITDA from Continuing Operations Before
Special  Charges"  and  "Owners  Earnings"  are  not
intended  to  represent  Net  Earnings  (loss)  or  Net  Cash  Flow From Operating Activities as defined by Generally Accepted
Accounting  Principles.  These  measurements  should  not  be used as an alternative to Net Earnings or Net Cash Flow From Operating Activities as an indicator of operating performance and may  not  be  comparable  to  similarly  titled  measures
used by other entities. Management believes that these measurements portray a meaningful measure of past operating performance and  believes  these  measurements  play  an
important  factor  toward  the  growth  of  shareholder  value  over  time.







Owners Earnings (b)
----------------------------------------------------------
(In thousands)
                                                                                   Three Months Ended
                                                                    -------------------------------------------------
                                                            June-02               Sep-02    Dec-02    Mar-03   Jun-03    Sep-03
                                                            --------------------  --------  --------  -------  --------  -------

Net cash flow provided by operating activities . . . . . .  $            37,076   $29,581   $46,659   $19,397  $25,613   $17,248

Capital expenditures, net. . . . . . . . . . . . . . . . .                1,124        (3)    2,110       979    1,722     2,790
                                                            --------------------  --------  --------  -------  --------  -------
Owner Earnings . . . . . . . . . . . . . . . . . . . . . .  $            35,952   $29,584   $44,549   $18,418  $23,891   $14,458
                                                            ====================  ========  ========  =======  ========  =======


Adjustment for Bond Interest assumed to be paid quarterly
----------------------------------------------------------

Owner Earnings . . . . . . . . . . . . . . . . . . . . . .  $            35,952   $29,584   $44,549   $18,418  $23,891   $14,458
Assumed if Bond Interest was paid quarterly. . . . . . . .               (6,900)    6,900    (6,900)    6,900   (6,900)    6,900
                                                            --------------------  --------  --------  -------  --------  -------
Adjusted Owner Earnings. . . . . . . . . . . . . . . . . .  $            29,052   $36,484   $37,649   $25,318  $16,991   $21,358
----------------------------------------------------------  ====================  ========  ========  =======  ========  =======


Owners Earnings (b)
----------------------------------------------------------
(In thousands)

                                                              Three Months Ended           Year Ended
                                                             --------------------        ---------------
                                                            Dec-03    Mar-04   Jun-04    Dec-02    Dec-03
                                                            --------  -------  --------  --------  -------

Net cash flow provided by operating activities . . . . . .  $29,159   $ 5,977  $28,153   $126,193  $91,417

Capital expenditures, net. . . . . . . . . . . . . . . . .    5,213       782    1,662      4,387   10,704
                                                            --------  -------  --------  --------  -------
Owner Earnings . . . . . . . . . . . . . . . . . . . . . .  $23,946   $ 5,195  $26,491   $121,806  $80,713
                                                            ========  =======  ========  ========  =======


Adjustment for Bond Interest assumed to be paid quarterly
----------------------------------------------------------

Owner Earnings . . . . . . . . . . . . . . . . . . . . . .  $23,946   $ 5,195  $26,491   $121,806  $80,713
Assumed if Bond Interest was paid quarterly. . . . . . . .   (6,900)    6,900   (6,900)         -        -
                                                            --------  -------  --------  --------  -------
Adjusted Owner Earnings. . . . . . . . . . . . . . . . . .  $17,046   $12,095  $19,591   $121,806  $80,713
----------------------------------------------------------  ========  =======  ========  ========  =======

(a)  as  a  result  of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude the  results  now  reflected  as  Discontinued  Operations.

(b)  "EPS  from  Continuing Operations Before Special Charges and Stock Compensation", "EBITDA from Continuing Operations Before
Special  Charges"  and  "Owners  Earnings"  are  not
intended to represent Net Earnings (loss) or Net Cash Flow From Operating Activities as defined by Generally Accepted Accounting
Principles.  These  measurements  should  not  be
used  as  an alternative to Net Earnings or Net Cash Flow From Operating Activities as an indicator of operating performance and may  not  be  comparable  to  similarly  titled  measures
used  by  other entities. Management believes that these measurements portray a meaningful measure of past operating performance and  believes  these  measurements  play  an
important  factor  toward  the  growth  of  shareholder  value  over  time.